2023: Execution of Growth Strategy

Conduct Meeting Business

Joel R. Zullinger
Chairman of the Board

Important Disclosures

Caution About Forward-Looking Statements

Certain statements appearing herein, which are not historical in nature, are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In addition, we may make other written and oral communications, from time to time, that contain such statements. Such forward-looking statements reflect the current views of the Company's management with respect to, among other things, future events and the Company's financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature.

Forward-looking statements are statements that include projections, predictions, expectations, estimates or beliefs about events or results or otherwise are not statements of historical facts, many of which, by their nature, are inherently uncertain and beyond the Company's control, and include, but are not limited to, statements related to new business development, new loan opportunities, growth in the balance sheet and fee-based revenue lines of business, merger and acquisition activity, cost savings initiatives, reducing risk assets, and mitigating losses in the future.

Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements and there can be no assurances that the Company will achieve the desired level of new business development and new loans, growth in the balance sheet and fee-based revenue lines of business, successful merger and acquisition activity and cost savings initiatives, and continued reductions in risk assets or mitigate losses in the future.

Factors which could cause the actual results to differ from those expressed or implied by the forward-looking statements include, but are not limited to, the following: general economic conditions (including inflation and concerns about liquidity) on a national basis or in the local markets in which the Company operates; ineffectiveness of the Company's strategic growth plan due to changes in current or future market conditions; changes in interest rates; failure to complete the merger with Codorus Valley Bancorp, Inc.; unexpected delays related to the merger or either party's inability to satisfy closing conditions required to complete the merger; certain restrictions during the pendency of the proposed transactions with Codorus Valley Bancorp, Inc. that may impact the parties' abilities to pursue certain business opportunities or strategic transactions; the diversion of management's attention from ongoing business operations and opportunities; the effects of competition and how it may impact our community banking model, including industry consolidation and development of competing financial products and services; changes in consumer behavior due to changing political, business and economic conditions, or legislative or regulatory initiatives; changes in laws and regulations; changes in credit quality; inability to raise capital, if necessary, under favorable conditions; volatility in the securities markets; the demand for our products and services; deteriorating economic conditions; geopolitical tensions; operational risks including, but not limited to, cybersecurity incidents, fraud, natural disasters and future pandemics; expenses associated with litigation and legal proceedings; and other risks and uncertainties. The foregoing list of factors is not exhaustive.

Important Disclosures

Caution About Forward-Looking Statements (Cont'd)

For a description of factors that we believe could cause actual results to differ materially from such forward-looking statements, you should review our Risk Factors discussion in Item 1A, our Critical Accounting Policies section included in Item 7, and Note 23, Contingencies, in the Notes to Consolidated Financial Statements included in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2023. We encourage readers of this report to understand forward-looking statements to be strategic objectives rather than absolute targets of future performance. If one or more events related to these or other risks or uncertainties materialize, or if the Company's underlying assumptions prove to be incorrect, actual results may differ materially from what the Company anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for the Company to predict those events or how they may affect it.

In addition, the Company cannot assess the impact of each factor on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this presentation are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that the Company or persons acting on the Company's behalf may issue.

Non-GAAP Measures

Throughout this presentation, we refer to certain non-GAAP measures, including, without limitation, the efficiency ratio, tangible book value per common share, adjusted net income, adjusted diluted earnings per common share (EPS), adjusted return on average assets and adjusted return on average equity. For a reconciliation of non-GAAP measures to U.S. GAAP results and our rationale for usage of non-GAAP measures, refer to the Appendix in this presentation.

Rules of Conduct

In the interest of an orderly Meeting of the Shareholders of Orrstown Financial Services, Inc., we ask you to honor the following rules of procedure:

- ✓ Shareholders who are attending via webcast can submit questions during the meeting and those questions will be addressed prior to adjournment. Shareholders also had the opportunity to pose questions before the meeting via email.
- ✓ Shareholders who are attending through an audio only (phone) line do not have the ability to ask questions.
- ✓ Questions or comments not related to an Agenda item will not be entertained at the Meeting. If there are any matters of individual concern to a shareholder, they should be raised after the Meeting with representatives of the Company. Additional questions can be submitted to ir@orrstown.com.

Board of Directors


Joel R. Zullinger


Thomas R. Quinn, Jr.


Cindy J. Joiner, CPA


Mark K. Keller


Thomas D. Longenecker


Meera R. Modi


Andrea L. Pugh


Michael J. Rice


Eric A. Segal


Glenn W. Snoke


Floyd E. Stoner

Conduct Meeting Business

Joel R. Zullinger
Chairman of the Board

Management Report

Thomas R. Quinn, Jr.

President & CEO

Experienced Leadership Team

Name/Title	Banking Experience	Joined ORRF	Experience / Disciplines	Prior Experience
Thomas R. Quinn, Jr. *President & Chief Executive Officer*	33 years	2009	CEO | Strategy | Sales | Executive	Citi, Fifth Third
Neelesh Kalani *EVP/Chief Financial Officer*	19 years	2020	Finance | Treasury | Strategy | Executive	Sun National, Harleysville, Willow Financial
Adam D. Bonanno *EVP/Chief Operations & Technology Officer*	13 years	2022	Strategy | Digital | Data Analytics Cybersecurity | Operations | Executive	Truist, Susquehanna, Bryn Mawr Trust, Lockheed Martin
David M. Chajkowski *EVP/Chief Credit Officer*	21 years	2016	Credit | Risk | Lending | Executive	Metro, Commerce
Robert G. Coradi *EVP/Chief Risk Officer*	35 years	2012	Risk | Credit | Operations | Executive	Susquehanna
Matthew Dyckman *EVP/General Counsel*	26 years	2021	Legal | Risk | Compliance | Executive	Goodwin Procter, Dentons, Thacher Proffitt & Wood
Philip E. Fague *EVP/Trust and Wealth Management*	35 years	1988	Mortgage | Trust | Lending | Executive	Orrstown
Jeffrey S. Gayman EVP/Retail & Mortgage Banking	27 years	1996	Lending | Retail | Executive	Orrstown
Christopher D. Holt EVP/Market President	34 Years	2019	Lending | Retail | Executive	BB&T, Susquehanna
David T. Hornberger EVP/Market President	37 years	2016	Lending |Retail | Executive	Susquehanna, Graystone, Tower
Zachary M. Khuri EVP/Market President	15 years	2019	Lending |Retail | Executive	FNB, Metro
Heather K. Knisely *SVP/Chief Human Resources Officer*	26 years	2018	HR | Training | Retail	Santander, Waypoint
Adam L. Metz *EVP/Chief Revenue Officer*	27 years	2016	Lending | Retail | Executive	Metro, M&T

Corporate Overview

Financial Highlights [1]

$3.1B Assets	$2.3B Loans	$2.6B Deposits	3.80% NIM
1.22% ROAA	15.06% ROAE	63.4% Efficiency Ratio	19.6% Fee Income / Op. Revenue

Franchise Overview

- **Founded in 1919**
- **Established track record of profitable growth since 2016**
- **21 branches serving customers throughout Central and Eastern Pennsylvania and the greater Baltimore, Maryland region**
- **Deposits per Branch: $122 million (MM)**
- **No. of Employees: 425**
- **Assets Under Management (AUM): $1.7 billion**
- **Shares Outstanding: 10.6MM**
- **Tangible Book Value per Common Share: $23.03**
- **Tier 1 Common Equity Ratio: 11.6% [2]**
- **Total Risk-Based Capital (RBC) Ratio: 12.8% [2]**

1 - Financial data at or for the year ended December 31, 2023 - Adjusted for merger related expenses.
2 - Bank Only



PA
Lebanon
Harrisburg
Carlisle
Lancaster
Chambersburg
York
MD
Baltimore
Annapolis
ORRF Branches
ORRF Headquarters

Strong Geographically Diverse Markets



Central Region
Franklin & Cumberland
Defend Market Share
Harrisburg & West Shore
Growth Market
PA
Lebanon
Harrisburg
Carlisle
Chambersburg
York
Lancaster
Eastern Region
Lancaster / Berks
Growth Market
MD
Baltimore
Annapolis
Maryland Region
Greater Baltimore
Growth Market
ORRF Branches
ORRF Headquarters

Geographic Focus Driven by Relationship Banking Model

- ✓ Three geographic regions
- ✓ Markets connected by significant highway infrastructure
- ✓ Focus on commercial lending and deposit relationships
- ✓ Growth markets are well-positioned for continued commercial loan growth and fee income penetration

Track Record of Profitable Growth

2016
- Entered **Eastern PA market**
- Entered **Harrisburg, PA market**
- Established Administrative HQ in Harrisburg, PA

2017
- Organic expansion continued in growth markets
- Opened **2** branches and **1** loan production office

2018
- Acquired **First Community Bank of Mercersburg**

FIRST COMMUNITY BANK OF MERCERSBURG

Assets: $184MM

2019
- **Entered Baltimore market** with acquisition of **Hamilton Bancorp**
- Added **15** commercial lenders
- Closed **3** branches

Hamilton Bancorp, Inc.

Assets: $496MM

2020
- Originated **3,200+ Paycheck Protection Program (PPP) loans** totaling **$468MM**
- Closed **5** branches

2021
- Originated **3,350+ PPP loans** totaling $232MM
- **Abrigo loan origination system** installed and integrated
- Closed **6** branches and **2** loan production offices

2022
- **Loan Growth of $349MM or 19%** (x PPP loans)
- Replaced PPP income from prior years
- Closed **4** branches
- Agreed to sell **1** branch in 2Q23

2023
- **Loan Growth of $155MM or 7.3% annualized** (x PPP loans)
- **Deposits increased by $82.6MM or 3.3% annualized**
- Sold **1** Branch
- **Agreed to a merger of equals with Codorus Valley Bancorp, Inc.**



ROAA 0.50%
$1.4 B
ROAA 0.54%
$1.6 B
ROAA 0.75%
$1.9 B
ROAA 0.76%
$2.4 B
ROAA 1.00%
$2.8 B
ROAA 1.14%
$2.8 B
ROAA[1] 1.22%
$2.9 B
ROAA[1] 1.22%
$3.1 B
2016
2017
2018
2019
2020
2021
2022
2023
Total Assets*

1 - Non-GAAP adjustments for certain charges. Please refer to the GAAP – Non-GAAP reconciliation.

* Total Assets presented in Billions.

2023 Year in Review

- **Record Earnings**
  - ✓ ***Net Income of $35.7 million / Diluted EPS of $3.42***
  - ✓ ***Prudent loan growth in a challenging interest rate environment***
  - ✓ ***Maintained strong asset quality metrics***
  - ✓ ***Retained and grew deposit relationships despite headwinds within the industry***
  - ✓ ***Successfully managed margin with rapidly rising interest rates and industry-wide liquidity concerns***
  - ✓ ***Controlled expenses***
- **Agreement to merge with Codorus Valley Bancorp, Inc.**

Dividend Trend



Dividend By Quarter
$0.24
$0.22
$0.20
$0.18
$0.16
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
186%
INCREASE
$0.20
$0.07
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35
MAY 2015
Dec 2023



Dividend By Year
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
17.5%
CAGR
$0.22
$0.35
$0.42
$0.51
$0.60
$0.68
$0.74
$0.76
$0.80
2015
2016
2017
2018
2019
2020
2021
2022
2023

- 35 consecutive quarterly dividends since May 2015
- Dividend has increased 10 times over the last 35 quarters; 186% increase
- Annual growth rate of dividend since 2015 is 17.5%
- It remains our goal to reward shareholders through dividends and shareholder value accretion

Financial Report

Neelesh Kalani
Chief Financial Officer

Focus on Growth – Phase 3

Phase 1 Pre-2022	Phase 2 2022-2023	Phase 3 Post 2023
ACQUISITIONS ORGANIC GROWTH KEY HIRES	**ORGANIC GROWTH BUILD EFFICIENCIES KEY HIRES**	**ORGANIC GROWTH ACQUISITIONS BUILD EFFICIENCIES**
• Market Expansion: ▪ *Invest in customer facing talent and infrastructure* • Branch Optimization: ▪ *Closed 14 branches since 2019* ▪ *Currently have 26 branches* • Acquisitions: ▪ *First Community Bank of Mercersburg* ▪ *Hamilton Bank* • Focus on Revenue Growth: ▪ *Deploying excess cash* ▪ *Capitalizing on Fee Income opportunities* • Transition from PPP	• Market Expansion: ▪ *Continue to invest in customer facing talent and infrastructure* • Product Consolidations • Deposit Retention and Growth • Disciplined Pricing Strategies • Maintain Credit Quality Standards • Technology Initiatives: ▪ *Network Upgrade* ▪ *Debit Card Processing* ▪ *Disaster Recovery* ▪ *Digital Offerings* • Expense Management • Capital Management • Achieve Peer Profitability Level • Branch Optimization: ▪ *Closed 4 / Sold 1 Branches*	• Identify key synergies from merger of equals to enhance earnings power • Market Expansion: ▪ *Additional scale and industry unrest will create expansion opportunities* • Identify acquisition opportunities to either complement existing markets or allow for expansion of our footprint • Maintain Credit Quality Standards • Digital Transformation • Risk Management • Capital Management • Exceed Peer Profitability

2023 Financial Highlights

➢ Loan Growth - $147 million, or 6.8%

- Excluding PPP forgiveness, total loans grew by $155 million or 7.3%
- Commercial loan growth - $118 million or 6.9%
- Consumer loan growth - $37 million or 8.6%

➢ Deposit Growth - $83 million or 3.3%

- Modest growth despite elevated interest rates, competitive pressures and industry headwinds
- Loan to Deposit Ratio - 90%
- Core Deposits to Total Deposits – 84%

➢ Credit Quality Remains Strong

- ACL to Total Loans Ratio – 1.25%
- NCO - $581 thousand, or three basis points of total loans
- Non-Performing Assets to Total Assets - 0.83%

2023 Financial Highlights

- **Adjusted Net Income $36.6[1] million / Diluted EPS of $3.51**
  - Inclusive of merger related expenses, Net Income was $35.7 million or $3.42 diluted EPS
- **Net Interest Income Increased by $5.3 million, or 5.3%**
  - Margin declined by 1 basis point to 3.80% in 2023 – near peer highs / 4th quarter 2023 at 3.71%
  - Yields on earning assets increased by 125 basis points to 5.40% / 4th quarter 2023 at 5.67%
  - Cost of interest-bearing liabilities increased by 157 basis points to 2.02% / 4th quarter 2023 at 2.43%
- **Financial Ratios Remain Strong**
  - Efficiency Ratio – 63.4%[1]
  - Return on Average Assets - 1.22%[1]
  - Return on Average Equity – 15.06%[1]
  - Capital Ratios – continue to be "Well Capitalized"

1 - Non-GAAP adjustments for certain charges. Please refer to the appendix for additional information.

Enhanced Profitability Levels

Earnings Growth [1]



$3.51
$3.25
$2.96
$2.49
$2.28
$1.80
$36.6
$34.8
$32.9
$27.5
$24.0
$15.3
2018
2019
2020
2021
2022
2023
Net Income ($ in millions)
Diluted EPS

19% Net Income CAGR

14% Diluted EPS CAGR

Return on Average Assets & Equity [1]



10.24%
11.65%
12.12%
12.54%
14.25%
15.06%
0.90%
1.08%
1.04%
1.14%
1.22%
1.22%
2018
2019
2020
2021
2022
2023
ROAE
ROAA

Net Interest Income and Net Interest Margin



3.36%
3.43%
3.44%
3.25%
3.81%
3.80%
$51.4
$69.3
$83.6
$87.0
$99.6
$104.9
2018
2019
2020
2021
2022
2023
Net Interest Income ($ in millions)
Net Interest Margin

1 - Non-GAAP adjustments for certain charges. Please refer to the appendix for additional information.

Strong Loan Growth

Loans ($ in millions)



$883
$282
$602
$1,010
$328
$682
$1,248
$425
$823
$1,644
$566
$1,078
$1,980
$438
$403
$1,139
$1,980
$383
$190
$1,407
$2,151
$431
$1,721
$2,298
$467
$1,831
2016
2017
2018
2019
2020
2021
2022
2023
Commercial Loans
PPP Loans
Consumer Loans

15%
Total Gross Loans CAGR

17%
Commercial Loans CAGR

4Q23 Loan Composition [1]



Non-owner occupied CRE 30%
Multi-family 7%
Non-owner occupied residential 4%
Commercial & industrial 16%
Residential mortgage 20%
Other 1%
Acquisition & development 6%
Owner occupied CRE 16%
Yield on Loans: 5.91% [2]

Total Loans: $2.3 billion

1 - Financial data as of December 31, 2023.
2 – Yield on Loans represents three months ending December 31, 2023.

Focus on Growing Core Deposits

Deposits ($ in millions)



$1,152
$1,220
$1,559
$1,876
$2,357
$2,465
$2,476
$2,559
$299
$274
$384
$520
$396
$302
$251
$407
$853
$946
$1,175
$1,356
$1,961
$2,163
$2,225
$2,152
2016
2017
2018
2019
2020
2021
2022
2023
Core Deposits
Time Deposits

12% Total Deposit CAGR

14% Total Core Deposit CAGR

4Q23 Deposit Composition [1]

Total Deposits: $2.6B



Cost of Deposits: 1.88% 2
Interest DDA 39%
Money Markets 21%
Savings 7%
Time Deposits 16%
Non-Interest DDA 17%

84% Core Deposits

90% Loan-to-Deposit Ratio

1 - Financial data as of December 31, 2023.
2 – Cost of Deposits represents three months ending December 31, 2023.

Diversified Revenue Streams

- $1.7 billion in assets under management as of December 31, 2023
- Opportunity to gain market share in growth markets
  - ✓ Wealth Management
  - ✓ Mortgage Banking
- Focus on value added fee income
- Continue to seek swap fee opportunities

19.6%

2023 Fee Income / Operating Revenue

Non-Interest Income ($ in millions)



$19.4
$19.9
$21.0
$28.5
$28.3
$29.2
$27.0
$25.7
2016
2017
2018
2019
2020
2021
2022
2023

2023 Non-Interest Income Breakout



19%
19%
15%
2%
44%
Wealth management
Mortgage banking
Interchange income
Service charges
Other income

Operational Efficiency

We are focused on implementing **processing efficiencies** and **optimizing results**:

- Efficiency ratio declined from **86%** for the year ended December 31, 2016 to **63%** for the quarter ended December 31, 2023
- **Technology enhancements** and **process automation initiatives** designed to further increase efficiencies and provide a better level of service both internally and externally
- Branch optimization: **18 branches** and **2 loan production offices** closed since 2019 and **1 branch** sold in 2023
- Deposits per branch has increased from **$50 million** at December 31, 2016 to **$122 million** at December 31, 2023

Efficiency Ratio [1]



86%
79%
79%
79%
66%
64%
63%
63%
2016
2017
2018
2019
2020
2021
2022
2023

Deposits per Branch ($ in millions)



2.4x
$50.1
$53.0
$50.3
$50.7
$73.7
$94.8
$112.6
$121.8
2016
2017
2018
2019
2020
2021
2022
2023

1 - Non-GAAP adjustments for certain charges in 2022-23. Please refer to the GAAP- Non-GAAP reconciliation.

Summary Financial Overview

$ in millions (except per share data)	12/31/2018	12/31/2019	12/31/2020	12/31/2021	12/31/2022	12/31/2023	CAGR 1 Year	CAGR 5 Years
Assets	**$1,934**	**$2,383**	**$2,751**	**$2,835**	**$2,922**	**$3,064**	**5%**	**10%**
Total Gross Loans[1]	**1,251**	**1,654**	**1,991**	**1,989**	**2,162**	**2,304**	**7%**	**13%**
C&I Loans[1]	342	432	843	739	686	751	9%	17%
CRE Loans	482	645	699	857	1,035	1,080	4%	18%
Total Commercial Loans[1]	**823**	**1,078**	**1,542**	**1,597**	**1,721**	**1,831**	**6%**	**17%**
Total Deposits	**1,559**	**1,876**	**2,357**	**2,465**	**2,476**	**2,559**	**3%**	**10%**
Non-interest DDA	205	249	457	553	502	431	-14%	16%
Interest DDA	565	619	884	903	987	1001	1%	12%
Money Market & Savings	405	488	620	707	736	721	-2%	12%
Total Core Deposits	**1,175**	**1,356**	**1,961**	**2,163**	**2,225**	**2,152**	**-3%**	**13%**
Certificates of Deposit	384	520	396	302	251	407	62%	1%
Trading Price	$18.21	$22.62	$16.55	$25.20	$23.16	$29.50	27%	10%
Tangible Book Value Per Share[2]	16.73	17.65	19.93	22.32	19.47	23.03	18%	7%
Diluted Earnings Per Share[2]	1.70	1.93	2.49	2.92	3.25	3.51	8%	16%
Dividend/Share	0.51	0.60	0.68	0.74	0.76	0.80	5%	9%
Market Capitalization	172	253	185	282	247	313	27%	13%
Efficiency Ratio[2]	76%	73%	65%	65%	63%	63%	1%	-4%

1 - Includes PPP loans.

2 - Non-GAAP adjustments for certain charges. Please refer to the appendix for additional information..

Areas of Focus in 2024

Thomas R. Quinn, Jr.

President & CEO

Areas of Focus in 2024

✓ **<u>Integration of Codorus Valley Bancorp, Inc.</u>**

✓ **Relationship Banking Model in Focus**

✓ **Manage Margin Effectively with Disciplined Pricing Strategy**

✓ **Maintain Credit Quality Levels**

✓ **Deposit Retention and Growth**

✓ **Fee Income Opportunities**

✓ **Manage Expense**

✓ **Capital Management**

Conduct Meeting Business

Joel R. Zullinger

Chairman of the Board

Thank You for Being a Loyal Shareholder

Appendix

Reconciliation of Non-GAAP Measures to GAAP Results

Management believes providing certain other "non-GAAP" financial information will assist investors in their understanding of the effect on recent financial results from non-recurring charges.

During the three and twelve months ended December 31, 2023, the Company incurred $1.1 million in merger-related expenses. Additionally, the Company incurred $3.2 million and $13.0 million in restructuring charges and a provision for legal settlement, respectively, during the year ended December 31, 2022.

The impact of the merger-related expenses, restructuring charge and legal settlement on net income and associated ratios, as used by the Company in this earnings release, are determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). While we believe this information is a useful supplement to GAAP based measures presented in this earnings release, readers are cautioned that this non-GAAP disclosure has limitations as an analytical tool, should not be viewed as a substitute for financial measures determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of our results and financial condition as reported under GAAP, nor are such measures necessarily comparable to non-GAAP performance measures that may be presented by other companies. This supplemental presentation should not be construed as an inference that our future results will be unaffected by similar adjustments to be determined in accordance with GAAP.

The following tables present the computation of each non-GAAP based measure:

Non-GAAP Financial Measure Reconciliation

(dollars in thousands)	Year Ended	QTD - 12/31/2023
Net income (A)	$ 35,663	$ 7,643
Plus: Merger-related expenses (B)	1,059	1,059
Less: Related tax effect (C)	(79)	(79)
Adjusted net income (D = A+B-C)	**$ 36,643**	**$ 8,623**
Non-interest expense (I)	$ 83,843	$ 22,392
Less: Merger expenses (B)	(1,059)	(1,059)
Adjusted Non-interest expense (J = I - B)	**$ 82,784**	**$ 21,333**
Net interest income (K)	$ 104,906	$ 26,018
Non-interest income (L)	25,652	6,491
Total operating income (M = K + L)	**$ 130,558**	**$ 32,509**

(dollars and shares in thousands)	Year Ended	QTD - 12/31/2023
Average assets (E)	$ 2,999,527	$ 3,037,824
Return on average assets (=A/E)	**1.19%**	**1.00%**
Return on average assets, adjusted (=D/E)	**1.22%**	**1.13%**
Average equity (F)	$ 243,334	$ 248,442
Return on average equity (=A /F)	**14.66%**	**12.21%**
Return on average equity, adjusted (=D/F)	**15.06%**	**13.77%**
Weighted average shares - basic (G)	10,340	10,321
Basic earnings per share (=A/G)	**$ 3.45**	**$ 0.74**
Basic earnings per share, adjusted (=D/G)	**$ 3.54**	**$ 0.84**
Weighted average shares - diluted (H)	10,435	10,419
Diluted earnings per share (=A/H)	**$ 3.42**	**$ 0.73**
Diluted earnings per share, adjusted (=D/H)	**$ 3.51**	**$ 0.83**
Efficiency Ratio (= I / M)	**64.2%**	**68.9%**
Efficiency Ratio, adjusted (= J / M)	**63.4%**	**65.6%**

Non-GAAP Financial Measure Reconciliation

Net Income / Diluted EPS / Ratios	2022	2021	2020	2019	2018
(Presented In Millions except for Diluted EPS)					
Average Assets	$ 2,844.8	$ 2,894.8	$ 2,645.8	$ 2,225.1	$ 1,710.6
Average Equity	244.3	262.2	226.9	206.0	149.7
Net Income (GAAP)	**$ 22.0**	**$ 32.9**	**$ 26.5**	**$ 16.9**	**$ 12.8**
Add Litigation Settlement	$ 13.0	$ -	$ -	$ -	$ -
Add Restructuring Charge & Merger Expense	3.2	-	1.3	9.0	3.2
Less Related Tax Effect @ 21%	3.4	-	0.3	1.9	0.7
Adjusted Net Income (Non-GAAP)	**$ 34.8**	**$ 32.9**	**$ 27.5**	**$ 24.0**	**$ 15.3**
Diluted Shares	**10.7**	**11.1**	**11.0**	**10.5**	**8.5**
Diluted EPS (GAAP)	**$ 2.06**	**$ 2.96**	**$ 2.40**	**$ 1.61**	**$ 1.50**
Adjusted Diluted EPS (Non-GAAP)	**$ 3.25**	**$ 2.96**	**$ 2.49**	**$ 2.28**	**$ 1.80**
ROAA (GAAP)	**0.77%**	**1.14%**	**1.00%**	**0.76%**	**0.75%**
Adjusted ROAA (Non-GAAP)	**1.22%**	**1.14%**	**1.04%**	**1.08%**	**0.90%**
ROAE (GAAP)	**9.02%**	**12.54%**	**11.66%**	**8.21%**	**8.56%**
Adjusted ROAE (Non-GAAP)	**14.25%**	**12.54%**	**12.12%**	**11.65%**	**10.24%**